SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-50129	59-3547281
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue
New York, NY 10017
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7300

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits

99.1	Press Release of Hudson Highland Group, Inc. (the "Company") issued on July 28, 2004 relating to its earnings for the quarter and six months ended June 30, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On July 28, 2004, the Company issued a press release announcing its earnings for the quarter and six months ended June 30, 2004. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC.(Registrant)
By: /s/ RICHARD W. PEHLKE
Richard W. Pehlke
Executive Vice President and Chief Financial
Officer
Dated: July 28, 2004

Hudson Highland Group, Inc.
Current Report on Form 8-K

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Hudson Highland Group, Inc. issued on July 28, 2004 relating to its earnings for the quarter and six months ended June 30, 2004.

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